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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MARCH 2, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                             MATRIA HEALTHCARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         0-20619                                        20-2091331
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  (Commission File Number)                 (IRS Employer Identification No.)

 1850 Parkway Place, Marietta, GA                                 30067
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 (Address of Principal Executive Offices)                       (Zip Code)

                                  770-767-4500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

       A description of the material terms of Jeffrey L. Hinton's Employment Agreement (as such term is hereinafter defined) is set forth in Item 5.02 below and is incorporated herein by this reference.

ITEM 1.02     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

       As a result of the resignation of Stephen M. Mengert as the Company's Chief Financial Officer described below in Item 5.02, (i) the Employment Letter Agreement, dated August 5, 2002 between the Company and Stephen M. Mengert and
(ii) the Change in Control Severance Compensation and Restrictive Covenant Agreement between the Company and Stephen M. Mengert, dated March 17, 2003 will terminate effective March 16, 2006.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

       Matria Healthcare, Inc. (the "Company") announced today the resignation of Stephen M. Mengert as the Company's Chief Financial Officer, effective March 16, 2006. The Company also announced the appointment of Jeffrey L. Hinton to the position of Chief Financial Officer, effective March 20, 2006.

       Mr. Hinton, age 42, served as Vice President Internal Controls of HealthSouth, a specialty healthcare company, from April 2004 to March 2006. From January 2002 to April 2003, Mr. Hinton was a financial consultant to Synavant, Inc., a publicly-traded company in the business of providing CRM software and marketing services to the pharmaceutical industry. From December 2000 to January 2002, Mr. Hinton served as Chief Financial Officer of Surgicoe, a privately-held company in the ambulatory surgery center and specialty hospital business.

       In connection with the Company's appointment of Mr. Hinton as its Chief Financial Officer, the Company and Mr. Hinton entered into a letter agreement ("Employment Agreement") dated March 8, 2006, regarding the terms of Mr. Hinton's employment. The Employment Agreement provides that Mr. Hinton will receive an initial annual base salary of $275,000 and is eligible to receive an annual bonus based on performance targets established by the Company's Stock Option and Compensation Committee pursuant to the Company's management incentive bonus plan. Mr. Hinton's target bonus is 45% of his year-end base salary. The bonus will be prorated in his first year of employment.

         In connection with Mr. Hinton's appointment to his new position, the Company agreed to recommend to the Company's Stock Option and Compensation Committee (the "Compensation Committee") that Mr. Hinton be awarded 12,500 restricted shares of Common Stock of the Company under the Company's Long-Term Incentive Plan. The Company's recommendation is that the restrictions on the shares lapse over a three-year period so long as the Company meets certain performance criteria.

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       Mr. Hinton's employment is terminable by the Company at will. The
Employment Agreement contemplates that the Company and Mr. Hinton will enter into a Severance Agreement, which will provide for compensation in the event the Company terminates his employment for reasons other than "For Cause," or if he voluntarily terminates employment for "Good Reason." The severance compensation will be an amount equal to his then current annual base salary payable over a period of 12 months, plus medical and dental benefits for such period. For purposes of the Employment Agreement, "For Cause" is defined to include, among other things, the uncured failure to perform the duties of the position, intentional acts that are injurious to the Company, excessive absenteeism, certain criminal acts, acts of fraud against the Company and extended disability. "Good Reason" includes reduction in base salary or target bonus percentage, certain curtailments of benefits, the Company's failure to enter into a Severance Agreement or CIC Agreement (as defined below) on substantially the terms set forth in the Employment Agreement, failure of the Compensation Committee to award the shares of restricted stock described above or certain relocations of the Company's executive offices. The Employment Agreement requires Mr. Hinton to comply with certain covenants that preclude him from competing with the Company or soliciting customers or employees of the Company during and for a period of one year following termination of his employment.

       In addition, the Employment Agreement contemplates that the Company and Mr. Hinton will enter into a Change-in-Control Severance Compensation and Restrictive Covenant Agreement (the "CIC Agreement"). The CIC Agreement will provide for compensation to Mr. Hinton in the event his employment with the Company is terminated following the consummation of a "change-in-control" for reasons other than his death, disability or for "Cause," or if he voluntarily terminates employment for "Good Reason." For purposes of the CIC Agreement, "Cause" will be defined to mean certain acts of criminal or civil fraud and "Good Reason" will be defined to include, among other things, an adverse change in powers and responsibilities, an adverse change in title or offices, a reduction in base salary or failure to receive increases in base salary commensurate with increases in the three years preceding the change-in-control, discontinuance of certain benefit and incentive plans or actions materially adversely affecting participation therein, certain relocations of the Company's executive offices, and failure to honor earned and accrued vacation balances. The compensation payable under the CIC Agreement will be a lump sum severance payment equal to two times Mr. Hinton's annual base salary and annual targeted base bonus as of the date of the change-in-control. In addition, following termination of employment, Mr. Hinton will be entitled to receive for a period of two years, life, disability and health insurance coverage, automobile allowance and other fringe benefits equivalent to those in effect at the date of termination and will be entitled to receive additional amounts, if any, relating to any excise taxes imposed on the executive as a result of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). The CIC Agreement will require Mr. Hinton to comply with certain covenants that preclude him from competing with the Company or soliciting customers or employees of the Company during the two-year period following termination of employment. The CIC Agreement will expire three years after a change in control of the Company.

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       The foregoing description of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement filed as Exhibit 10.1 hereto, which is hereby incorporated by reference herein.



ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibit

EXHIBIT
NUMBER        DESCRIPTION OF EXHIBITS
10.1          Letter Agreement dated as of March 8, 2006, by and between
              Matria Healthcare, Inc. and Jeffrey L. Hinton.



                                   SIGNATURES

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Matria Healthcare, Inc.


                                           By:/s/ Parker H. Petit
                                              ------------------------
                                              Parker H. Petit
                                              Chairman and Chief Executive
                                              Officer

Dated:  March 8, 2006